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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                   FORM 8 - K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                        Date of Report: October 25, 2002
                        (Date of earliest event reported)


                         MEDICAL ACTION INDUSTRIES INC.
             (Exact name of registrant as specified in its charter)



        Delaware                     0-13251                    11-2421849
     (State or other         (Commission File Number)         (IRS Employer
     jurisdiction                                             Identification
     of incorporation                                             Number)


    800 Prime Place, Hauppauge, New York                            11788
    (Address of principal executive offices)                     (Zip Code)


     Registrant's telephone number including
     area code                                                (631) 231-4600



          (Former name or former address, if changed since last report)


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Item 2.           Acquisition or Disposition of Assets.
                  ------------------------------------

                  On October 25, 2002, Registrant, pursuant to an Asset Purchase Agreement dated as of August 30, 2002 between the Registrant and Maxxim Medical, Inc., a Delaware corporation ("Maxxim"), acquired certain of the assets relating to the bio-safety business of Maxxim. The purchase price for the assets acquired was approximately $20,500,000, of which $19,500,000 was paid at closing. An amount up to $1,000,000 is payable on February 15, 2003 subject to certain performance levels of the acquired business.

                  The assets acquired included inventory, the land and manufacturing facility in Clarksburg, West Virginia, certain fixed assets, and intellectual property used in the manufacture of the specialty packaging and collection systems for the containment of infectious waste and sharps containment systems (hereinafter the "Products").

                  The fixed assets acquired by the Registrant for the manufacture of the Products will continue to be used by the Registrant in the acquired facility in Clarksburg, West Virginia for the manufacture of the Products and a Maxxim facility in Athens, Texas pursuant to a separate agreement.

                  The Registrant utilized the funds available under its Credit Agreement (the "Credit Agreement") with JPMorgan Chase Bank, as Administrative Agent in order to satisfy the purchase price. The funds provided under the Loan Agreement were made in the ordinary course of business.

Item. 7           Financial Statements and Exhibits.
                  ---------------------------------
                  (a)    Financial Statements of Business Acquired.
                         -----------------------------------------

                         In accordance  herewith,  the Registrant will file
certain of the required Financial Statements on or about January 8, 2003.



                  (b)    Pro Forma Financial Information.
                         -------------------------------

                         In accordance herewith, the Registrant will file
certain of the required Financial Statements on or about January 8, 2003.


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                  (c)    Exhibits.
                         --------

                         (2)    Asset  Purchase  Agreement  dated as of
August 30, 2002 between Registrant and Maxxim Medical, Inc.

                         (10)   Credit  Agreement  dated as of October  21, 2002
by the Company, the Registrant and JPMorgan Chase Bank, as Administrative Agent.







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                                    SIGNATURE
                                    ---------


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                             MEDICAL ACTION INDUSTRIES INC.



                             By:  /s/ Richard G. Satin
                                ---------------------------------
                                Richard G. Satin,
                                Vice President of Operations and General Counsel (Principal Accounting Officer)





Dated:     November 8, 2002


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